UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2004

                        COMPOSITE TECHNOLOGY CORPORATION
               (Exact name of Registrant as specified in charter)



 Nevada                               000-10999                     59-2025386
(State or other jurisdiction        (Commission File Number)       (IRS Employer
 of incorporation)                                                  Identification Number)

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                                 2026 MCGAW AVE.
                            IRVINE, CALIFORNIA 92614
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 949-428-8501



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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future",
"intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. The safe harbors of forward-looking statements provided by Section 21E of the Exchange Act are unavailable to issuers of penny stock. As we issued securities at a price below $5.00 per share, our shares are considered penny stock and such safe harbors set forth under the Reform Act are unavailable to us.


ITEM 8.01. OTHER EVENTS--AMENDMENT TO FINANCING TERMS

EARLY RELEASE OF $10 MILLION

On November 23, 2004, the Registrant reached an agreement with the four funds that participated in the Registrant's August 17, 2004 debenture financing (the
"August 17 Financing") to release $10 million that was held in a custodian account pursuant to the terms of the August 17 Financing. The $10 million was to be released periodically after the effectiveness of a registration statement filed by the Registrant on Form SB-2 pursuant to monthly optional redemptions.

In consideration for such early release of the $10 million, each of the four funds were issued an additional warrant to purchase (in the aggregate)
1,083,591 shares of the Registrant's stock with an exercise price of $3.23. The four funds also agreed to extend the deadlines for the filing of and effectiveness date of the registration statement. All other terms of the August
17 Financing remain the same.

In connection with the early release of the $10 million, the Registrant has withdrawn its recent filing of a registration statement on Form SB-2 and plans to file a new registration statement.

The form of the letter agreement documenting this release of the $10 million is filed as an Exhibit to this report and is incorporated herein by reference. In addition, the press release describing the early release of the $10 million is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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Item 9.  Exhibits

10.1  Form of Letter Agreement

99.1  Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION


/s/ Benton Wilcoxon
------------------------
Benton Wilcoxon
Chief Executive Officer
Dated:  November 24, 2004